SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|    Preliminary Proxy Statement    |_|Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ePHONE TELECOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:



(2)      Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:



|_|      Fee paid previously with preliminary materials


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:



(2)      Form, Schedule or Registration Statement No.:



(3)      Filing Party:



(4)      Date Filed:

August XX, 2002


Dear Stockholder:

         On behalf of the Board of Directors and management of ePHONE Telecom, Inc., I invite you to our Annual Meeting to be held on September 12, 2002, 10:00 a.m. EST at the Queen Elizabeth Hotel, 900 Rene Levesque Boulevard W., Montreal, Quebec, Canada H3B 4A5.

         At the Annual Meeting you will be asked to vote for:

(1)      the election of directors, and

(2) a proposal to amend ePHONE's Restated Articles of Incorporation to authorize up to 10,000,000 shares of preferred stock which can be issued by the Board of Directors without any further action on the part of the stockholders,

(3) a proposal to approve the ePHONE Telecom, Inc. 2002 Long-Term Incentive Plan, and

(4) a proposal to ratify Grant Thornton, LLP as our independent public accountants for fiscal year 2002.

         The meeting also will include an update of key milestones achieved during the last year. We will also share our vision and plans for the upcoming year. We hope that it will be possible for many of you to attend in person.

         It is important to us that your shares be represented at the Annual Meeting whether or not you plan to attend. You can be sure your shares are voted at the meeting in accordance with your preferences by properly completing, signing and returning your proxy card in the enclosed envelope as soon as possible.

         Thank you for you continuing interest and support.

                                          Sincerely,



                                          Carmine Taglialatela, Jr.
                                          President and CEO
                              ePHONE TELECOM, INC.
                         1145 Herndon Parkway, Suite 100
                             Herndon, Virginia 20170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 12, 2002

To the Stockholders of ePHONE Telecom, Inc.:

         Notice is hereby given that the Annual Meeting of the Stockholders of ePHONE Telecom, Inc. (the "Company") will be held on September 12, 2002, 10:00 a.m. EST, at the Queen Elizabeth Hotel, 900 Rene Levesque Boulevard W., Montreal, Quebec, Canada H3B 4A5 for the following purposes:

1. To elect seven Directors to the Board of Directors to hold office for a one-year term until the next annual meeting of stockholders or until their successors are elected and qualified;

2.       To  approve  an  amendment  to  the  Company's   Restated  Articles  of
         Incorporation to authorize the Company to issue up to 10 million shares of preferred stock;

3. To consider and act upon a proposal to approve the ePHONE Telecom, Inc. 2002 Long-Term Incentive Plan;

4. To consider and act upon a proposal to ratify the selection of Grant Thornton, LLP as the Company's independent public accountants for fiscal year ending December 31, 2002; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         These business items are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on July 25, 2002, are entitled to vote at the Annual Meeting or any adjournment, postponement or continuation thereof.

                                           By order of the Board of Directors,


                                           Charlie Rodriguez
                                           Secretary

Herndon, Virginia
August XX, 2002

All Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

                              ePHONE TELECOM, INC.
                              1145 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                               September 12, 2002

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
General

         The enclosed proxy is solicited on behalf of the Board of Directors of ePHONE Telecom, Inc., a Florida corporation (referred to herein as ePHONE), for use at the Annual Meeting of Stockholders to be held on September 12, 2002, at 10:00 AM, EST. The Annual Meeting will be held at the Queen Elizabeth Hotel, 900 Rene Levesque Boulevard W., Montreal, Quebec, Canada H3B 4A5.

Solicitation

         We sent you this Proxy Statement and the enclosed proxy card because ePHONE's Board of Directors is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on August XX, 2002 to all stockholders entitled to vote. Stockholders who owned ePHONE common stock at the close of business on July 25, 2002 are entitled to vote. On this record date, there were 36,625,294 shares of ePHONE common stock outstanding. ePHONE common stock is our only class of voting stock. We are also sending along with this Proxy Statement, the ePHONE 2001 Annual Report on Form 10-KSB/A and the ePHONE Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002, each filed with the Securities and Exchange Commission, which includes our financial statements.

Voting

         Each share of ePHONE common stock that you own entitles you to one vote. The proxy card indicates the number of shares of ePHONE common stock that you own.

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

o        "FOR" the election of all seven nominees for director;
o        "FOR"  the  amendment  to  our  Restated   Articles  of  Incorporation,
         authorizing 10,000,000 shares of preferred stock;
o        "FOR"  approval  of  our  2002  Long-Term   Incentive   Plan;
o "FOR" ratification of the selection of Grant Thornton, LLP as our independent auditors for 2002.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

Revocability of Proxies

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

o        You may send in another proxy with a later date.
o You may notify ePHONE's Secretary in writing before the Annual Meeting that you have revoked your proxy.
o        You may vote in person at the Annual Meeting.

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on July 25, 2002, the record date for voting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved, except that a broker non-vote will have the same effect as a negative vote with respect to the proposed amendments to the Articles of Incorporation.

         ePHONE will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communications. They will not be paid any additional compensation for doing so. In addition, we have engaged the services of Interwest Stock Transfer Company for the purpose of assisting in the solicitation of proxies at a cost of approximately $7,000, plus the reimbursement of expenses.

Stockholder Proposals

         If you wish to submit proposals to be included in our 2003 proxy statement, we must receive them on or before March 1, 2003. Please address your proposals to ePHONE Telecom, Inc., 1145 Herndon Parkway, Suite 100, Herndon, Virginia 20170, Attention: Corporate Secretary.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         ePHONE's Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than one nor more than nine individuals. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the director whose vacancy he or she is filling, and until such director's successor is elected and qualified.

         The Board of Directors is presently composed of eight members. There are seven nominees for election as directors of ePHONE. All of these individuals are currently directors of ePHONE. If elected at the Annual Meeting, the nominees would serve until the 2003 annual meeting and until their successors are elected and qualified, or until such directors' earlier death, resignation or removal.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee is unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

         Set forth below is biographical information for each person nominated as a director.

Nominees for Election For a Term Expiring At the 2003 Annual Meeting:

Robert G. Clarke. On December 12, 2001, Mr. Clarke was reelected as Chairman of the Board of Directors and President and Chief Executive Officer and served in both of those capacities until Carmine Taglialatela Jr. was appointed Chief Executive Officer on July 1, 2001. During the last five years, Mr. Clarke has served as a Director and as President and Chief Executive Officer at various times, including serving as the Chairman of the Board of Directors from August 9, 1999 to a meeting of the Board of Directors on July 21, 2000, and from December 1, 2000 to December 12, 2001. Mr. Clarke also served as the President and Chief Executive Officer from December 1, 2000 to April 1, 2001, March 9, 2000 until April 1, 2000 and from June 3, 1999 to August 8, 1999. Mr. Clarke has also acted an independent business consultant, assisting high technology start-up companies with public and private financings, business planning, assembling management teams and business opportunity assessments. Mr. Clarke holds a Bachelor of Commerce degree from Memorial University and Master of Business Administration from the University of Western Ontario.

Lawrence M. Codacovi. Mr. Codacovi was appointed as a member of the Board of Directors on January 1, 2002 and on February 22, 2002 was appointed Vice Chairman of the Board. Prior to joining ePHONE, Mr. Codacovi was Chairman of Pangea Ltd., a pan-European fiber optic network spanning northern Europe from 1999 to 2002. From 1988 to 1999, Mr. Codacovi served as Senior Vice President International Services for MCI WorldCom with the responsibility for expanding MCI's global reach. Mr. Codacovi previously served as Executive Vice President and a Board Member with RCA Global Communications. From 1980 to 1988, Mr. Codacovi continued in that position under the GE acquisition of RCA.

Sheldon B. Kamins. Mr. Kamins was appointed as a member of the Board of Directors on October 11, 2001. Mr. Kamins has been a real estate developer in the greater metropolitan Washington, D.C. area and a venture capitalist assisting technology and other companies with public and private financing. Mr. Kamins holds a Juris Doctor degree from the Georgetown University Law Center.

Charlie Rodriguez. On December 1, 2000, Mr. Rodriguez was elected as a Director and appointed as Chief Financial Officer and Vice President - Corporate Affairs. Mr. Rodriguez previously served as Vice-President of Corporate Affairs and Corporate Secretary from June 1999 to April 2000. Mr. Rodriguez is also the President of Management Services of Arizona, a business consulting company specializing in mergers, acquisitions and financing. Prior to joining ePHONE, Mr. Rodriguez served as the Chief Financial Officer for Zephyr Technologies, Inc., biometrics and smartcard software integration companies. Mr. Rodriguez was a member of the board of directors of Wave Rider Communications, Inc. (WAVC - otc.bb), a wireless communication company, from January to November 1997, and served as its President and Chief Executive Officer from May 1995 to January 1997. Mr. Rodriguez holds a Bachelor of Science in Accounting and Masters in Business Administration Accounting from the University of Arizona.

Eugene A. Sekulow Mr. Sekulow was appointed as a director of ePHONE Telecom Inc. on February 22, 2002. During the last five years, Mr. Sekulow has been an independent business consultant focusing on global telecommunications strategy, policy, planning, strategic partnering, risk analysis and business development. Since January 1995, Mr. Sekulow has been an Adjunct Professor at Columbia University, Graduate School of Business teaching at the Institute for
Tele-Information, concentrating on telecommunications and media network development and change. On December 1, 1991, Mr. Sekulow was appointed as Executive Vice President, International, NYNEX Corporation. Where he previously was the President of NYNEX International Company. Prior to that Mr. Sekulow was named President of RCA International Ltd., responsible for the foreign subsidiary manufacturing and distribution operations of RCA. He is currently Chairman of the German American Chamber of Commerce. Previous directorship positions Mr. Sekulow has held are Member of the U.S. State Department Advisory Committee on International Communications and Information Policy, and Member of the State Department Task Force on Telecommunications in Eastern Europe. In addition, he is Co-Chairman of the Board of Trustees of the American Institute for Contemporary German Studies of The Johns Hopkins University. Mr. Sekulow earned a MA and PhD in Political Science and Economics at The Johns Hopkins University.

Robert W. Stuart. On June 12, 2002, Mr. Stuart was appointed as a director of ePHONE Telecom Inc. He is currently the President and CEO of InDepth Financial Advisors, which he founded in 2000. InDepth is an investment banking/financial advisory firm specializing in the business plan development and early stage capital raising process for emerging telecommunications firms. Prior to founding InDepth Financial Advisors, Mr. Stuart spent more than 20 years as a leading telecom banker at Chase Manhattan Bank, Bankers Trust and most recently as Managing Director and Co-Head of the Global Telecommunications Industry Group at CIBC World Markets where he led several high visibility telecom transactions. Mr. Stuart earned a BS in Engineering & Economics at the US Naval Academy, where he graduated with distinction, and Master Degrees in International Relations and International Law & Diplomacy from The Fletcher School of Law & Diplomacy, Tufts University. He was awarded his PhD in International Economics from The Fletcher School in 1982.

Carmine Taglialatela, Jr. On April 1, 2001 Mr. Taglialatela was appointed President and Chief Operating Officer of ePHONE and elected to the Board of Directors. Effective July 1, 2001, Mr. Taglialatela was appointed Chief Executive Officer of ePHONE. Prior to joining ePHONE Mr. Taglialatela was President and Chief Operating Officer of TELRON Communications, responsible for the day-to-day operations of the company and the development of service offerings and expansion of services into new markets. Mr. Taglialatela has also held executive Vice President positions at TELRON and CompassRose International Inc. At CompassRose he managed a team of professionals on a variety of client assignments requiring extensive international telecommunications experience and expertise in strategic business development, public policy and regulatory matters. Mr. Taglialatela has secured, on behalf of clients, service authorizations in off shore markets and advised senior management on courses of action for the development of their telecommunications business. Between 1989-1997 he was Director International Public Policy and Regulatory Affairs at MCI Telecommunications Corporation where he developed and implemented MCI's regulatory and business strategy for access to international markets and was a member of an expansion team devoted to expanding MCI's presence in the global market. Mr. Taglialatela holds a BA Economics from Hunter College, City University of New York and a MBA Finance/Marketing from Fordham University.

         The Board of Directors recommends a vote in favor of the named nominees.

       PROPOSAL 2: PROPOSAL TO AMEND EPHONE'S ARTICLES OF INCORPORATION TO
            AUTHORIZE PREFERRED STOCK ISSUABLE IN ONE OR MORE SERIES

         On June 12, 2002, the Board of Directors unanimously approved a proposal to amend ePHONE's Restated Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock"). The full text of the proposed amendment to ePHONE's Restated Articles of Incorporation with respect to this Proposal is set forth in Appendix A to this Proxy Statement and the following description is qualified in its entirety by reference thereto.

         No preferred stock is presently authorized by ePHONE's Restated Articles of Incorporation. The proposed amendment would authorize the Board of Directors, without any further stockholder action (unless such action is required in a specific case by applicable laws or regulations or by applicable rules of a trading market or stock exchange), to issue from time to time shares of Preferred Stock in one or more series, to determine the number of shares to be included in any series and to fix the designation, voting power, other powers, preferences and rights of the shares of each series and any qualifications, limitations or restrictions of the series. The Preferred Stock to be authorized is of the type commonly known as "blank-check" preferred stock.

         The amendment would authorize the Board of Directors, from time to time, to divide the Preferred Stock into series, to designate each series, and to determine for each series its respective rights and preferences, including, without limitation, any of the following:

i. the rate of dividends, and whether dividends were cumulative or had a preference over the Common Stock in right of payment;

ii. the terms and conditions upon which shares may be redeemed and the redemption price;

iii.     sinking fund provisions for the redemption of shares;

iv. the amount payable in respect of each share upon a voluntary or involuntary liquidation of ePHONE;

v. the terms and conditions upon which shares may be converted into other securities of ePHONE, including Common Stock;

vi.      limitations   and   restrictions  on  payment  of  dividends  or  other
         distributions on, or redemptions of, other classes of stock of ePHONE junior to such series, including the Common Stock;

(vii) conditions and restrictions on the creation of indebtedness or the issuance of other senior classes of stock; and

vii.     voting rights.

         Any series of Preferred Stock could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends, voting rights, redemption and liquidation rights, senior to ePHONE's Common Stock.

         In the Board of Directors' opinion, the primary reason for authorizing the Preferred Stock is to provide flexibility for ePHONE's capital structure. The Board of Directors believes that this flexibility is necessary to enable it to tailor the specific terms of a series of Preferred Stock that may be issued to meet market conditions and financing opportunities as they arise, without the expense and delay that would be entailed in calling a stockholders meeting to approve the specific terms of any series of Preferred Stock.

         The Preferred Stock may be used by ePHONE for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in ePHONE's business and operations. Other purposes could include issuances in connection with the acquisition of other businesses or properties.

         ePHONE is investigating different alternatives for raising capital and also for ePHONE's future. The Preferred Stock proposed to be authorized at the Annual Meeting could be used in connection with any financing transactions. ePHONE currently has no arrangements, agreements or understandings for the issuance of any Preferred Stock.

Effects

It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of ePHONE's Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of the class as a whole or of any series of the Preferred Stock. Such effects might include:

i. reduction of the amount otherwise available for the payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Stock;

ii.      restrictions on dividends on the Common Stock;

iii. rights of any series or the class of Preferred Stock to vote separately, or to vote with the Common Stock;

iv. conversion of the Preferred Stock into Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Common Stock, diluting the book value or per share value of the outstanding Common Stock; and

v.       the  holders of Common  Stock not being  entitled to shares in ePHONE's
         assets  upon   liquidation   until   satisfaction  of  any  liquidation
         preference granted to holders of the Preferred Stock.

         Holders of ePHONE's Common Stock do not have preemptive rights to purchase shares in future issuances.

         In addition, the existence of unissued stock could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an "anti-takeover" effect, especially if stock were issued in response to a potential takeover. Issuances of stock, including preferred stock with conversion rights, can and have been implemented by some companies in a manner intended to make acquisition of the companies more difficult or more costly. An issuance of stock could deter the types of takeover transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders and could enhance the ability of officers and directors to retain their positions. Stockholders should be aware, however, that the Board of Directors has a fiduciary obligation to analyze the potential effects of the issuance of any shares upon ePHONE and its stockholders and to issue shares only when the Board of Directors believes the issuance to be in the best interests of ePHONE and its stockholders.

Implementation

         If the amendment is adopted by the stockholders, it will become effective upon filing and recording of Restated Articles of Incorporation in compliance with the Florida Business Corporation Act.

         The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the amendment to the Restated Articles of Incorporation. The votes represented by the Proxies received will be voted FOR approval of the adoption of the proposed amendment to the Articles of Incorporation, unless a vote against such approval or an abstention from voting is specifically indicated on the Proxy. A broker non-vote will have the effect of a vote against the amendment.

                   The Board Of Directors recommends a vote in
                              favor of Proposal 2.

 PROPOSAL 3: APPROVAL OF THE EPHONE TELECOM, INC. 2002 LONG-TERM INCENTIVE PLAN

         On June 12, 2002, the Board of Directors adopted the 2002 Long-Term Incentive Plan (the "Plan") and reserved 10,000,000 shares of common stock for issuance under the Plan subject to the stockholder approval solicited by this proxy statement.

         We are asking the stockholders to approve the Plan as described below. Approval of the Plan requires the affirmative vote of the holders of a majority of the votes cast at the meeting. An abstention or a broker nonvote with respect to approving the Plan will not constitute a vote cast and therefore will not affect the outcome of the vote.

Description of the Plan

         The purpose of the 2002 Long-Term Incentive Plan is to assist management in attracting, retaining and providing incentives to key individuals who serve ePHONE by offering them the opportunity to acquire or increase their proprietary interest in ePHONE and to promote the identification of their interests with those of the stockholders of ePHONE.

         The following summary of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is available by writing Charlie Rodriguez, Corporate Secretary, ePHONE Telecom, Inc., 1145 Herndon Parkway, Suite 100, Herndon, VA 20170. Unless otherwise specified, capitalized terms used herein have the meaning assigned to them in the Plan.

         Eligibility; Shares Available for Grants and Awards. The Plan provides for grants and awards of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock and incentive shares, referred to herein as the Awards, to officers, key employees, directors, persons hired to be employees of ePHONE and who the Board determines will be officers or key employees upon commencement of employment, and consultants or independent contractors to ePHONE who are determined to render key services. Incentive stock options may not be granted to persons who are not employees of ePHONE.

         Subject to the terms of the Plan, if an option or right expires or terminates without having been fully exercised, or if shares of restricted stock or incentive shares are forfeited, the unissued or forfeited shares of Common Stock which had been covered thereby will become available for the grant of additional Awards under the Plan. Upon the exercise of a right (regardless of whether such right is settled in cash or shares of Common Stock), the number of shares of Common Stock with respect to which the right is exercised will be charged against the number of shares available for Awards under the Plan.

         Administration. The Plan is administered by the Board which currently is comprised of eight directors, and will be comprised of seven directors following the Annual Meeting. Subject to the terms of the Plan, the Board is authorized to determine eligibility, to make Awards, and to otherwise administer the Plan.

         Our Board may terminate the Plan at any time and may amend it in any respect, except that no amendment, alteration or termination of the Plan may be made by the Board without approval of (a) ePHONE's stockholders to the extent stockholder approval of an amendment is required to comply with the requirements of applicable laws or regulations; and (b) each affected participant if such amendment, alteration or termination would impair the rights of a participant under any prior Award. The Plan will terminate on June 12, 2012. The Plan will remain in effect after its termination for the purpose of administering outstanding Awards.

         Except as otherwise provided by the Board, Awards under the Plan are not transferable other than by will, by the laws of descent and distribution. Awards under the Plan generally may be exercised only by the Participant during his lifetime or, in the event of legal disability, by his legal representative.

         Limits on Aggregate Awards. The Plan limits the number of shares of Common Stock with respect to which any employee may receive Awards during the term of the Plan to 1,250,000 shares. Under current tax law requirements, to the extent that the aggregate fair market value of stock with respect to which incentive stock options granted under the Plan are exercisable for the first time by an employee during any calendar year exceeds $100,000 (determined at the time of the grant of the option), the option will not be treated as an incentive stock option for federal income tax purposes.

         Stock Options. The Plan authorizes the grant of nonqualified stock options and incentive stock options. The exercise of an option permits the optionee to purchase shares of Common Stock from us at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions, as the Board shall determine.

         The exercise price per share and manner of payment for shares purchased pursuant to options are determined by the Board, subject to the terms of the Plan. The per share exercise price of incentive stock options granted under the Plan may not be less than the fair market value per share of the Common Stock at the time of the grant, except that incentive stock options granted to an employee who is a 10% stockholder (after applying certain stock ownership attribution rules) may not have an exercise price less than 110% of such fair market value.

         The Plan provides that the term during which options granted may be exercised shall be determined by the Board, except that no option may be exercised after ten years (five years in the case of incentive stock options granted to an employee who is a 10% stockholder after applying certain stock ownership attribution rules) following its date of grant.

         Stock Appreciation Rights. The Plan authorizes the Board to grant stock appreciation rights in connection with, and at the same time as, the grant of an option under the Plan or by amendment of an outstanding option granted under the Plan ("related rights"). Stock appreciation rights may also be granted independently of any option granted under the Plan ("nonrelated rights"). Subject to the terms of a particular grant, a stock appreciation right entitles the grantee upon exercise to elect to receive in cash, Common Stock or a combination thereof, the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over the fair market value of such number of shares of Common Stock at the date of grant, or, in the case of a related right, the exercise price provided in the related option. The period during which a right may be exercised is determined by the Board, but a right may not be exercised after ten years from the date of grant or, in the case of a related right, the expiration of the related option.

         Restricted Stock. Restricted stock awards consist of shares of Common Stock, awarded without payment of cash consideration by the grantee unless otherwise specified in the agreement relating thereto, that are restricted against transfer, subject to forfeiture and subject to such other terms, conditions and restrictions, for such period or periods, as shall be determined by the Board. Such terms may provide, in the discretion of the Board, for the vesting of restricted stock awards to be contingent upon the achievement of one or more performance goals established by the Board and specified in the agreement. The performance goals may be based on earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet, income statement or other financial statement objectives, or any other objective goals established by the Board and specified in the agreement. The goals may be absolute in their terms or measured against or in relationship to other companies similarly or otherwise situated.

         Restricted stock awarded under the Plan and the right to vote shares of such restricted stock and to receive dividends thereon may not be sold, assigned, transferred, exchanged, pledged, hypothecated or encumbered during the restriction period. With the exception of these restrictions upon transfer, the recipient of a restricted stock award has all other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote shares awarded.

         Incentive Shares. Incentive shares awarded under the Plan are contingent awards of shares of Common Stock that may be issued subject to achievement of such performance goals (as described above with respect to restricted stock awards) or other goals and on such other terms and conditions as the Board deems appropriate and specifies in the agreement relating thereto.

Unlike in the case of restricted stock, shares of Common Stock would not be issued immediately pursuant to incentive share awards, but instead would be issued upon the achievement or satisfaction of such performance goals or other goals or terms and conditions. Accordingly, a person who has received an award of incentive shares may not vote or receive dividends with respect to the shares of Common Stock subject to the award until such shares are issued upon the achievement or satisfaction of such performance goals or other goals or terms and conditions. The grantee would not have to pay any cash consideration to ePHONE upon the award of incentive shares or upon the issuance of the shares of Common Stock pursuant to the award.

Summary of Certain Federal Income Tax Consequences.

         The following discussion briefly summarizes certain federal income tax aspects of stock options, stock appreciation rights, restricted stock and incentive shares granted or awarded under the Plan. State and local tax consequences may differ.

         Incentive Stock Options. In general, an optionee is not required to recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the exercise date is an adjustment item for purposes of the alternative minimum tax. Further, if an optionee does not exercise an incentive stock option within certain specified periods of time after termination of employment, the option is treated for federal income tax purposes in the same manner as a nonqualified stock option, as described below.

         Nonqualified Stock Options, Stock Appreciation Rights and Incentive Shares. An optionee or grantee generally is not required to recognize income on the grant of a nonqualified stock option or a stock appreciation right, or on the award of incentive shares. Instead, ordinary income generally is required to be recognized on the date the nonqualified stock option or stock appreciation right is exercised, or in the case of an award of incentive shares, on the date such shares are issued. In general, the amount of ordinary income required to be recognized, (a) in the case of a nonqualified stock option, is an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and the fair market value of any shares received on the exercise date, and (c) in the case of an award of incentive shares, the fair market value of the shares on the date of issue.

         Restricted Stock. Shares of restricted stock awarded under the Plan will be subject to a substantial risk of forfeiture for the period of time specified in the award. Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the grantee will be required to recognize ordinary income in an amount equal to the fair market value of the shares on such date. If a grantee makes a
Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the fair market value of the shares on the date of award. In such case, the grantee will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

         Gain or Loss on Sale or Exchange of Plan Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a "disqualifying disposition"), an optionee may be required to recognize ordinary income upon such disposition.

         Deductibility by Company. ePHONE generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if an optionee is required to recognize income as a result of a disqualifying disposition, ePHONE will be entitled to a deduction equal to the amount of ordinary income so recognized. In the case of a nonqualified stock option (including an incentive stock option that is treated as a nonqualified stock option, as described above), a stock appreciation right, an award of incentive shares, or a grant of restricted stock, at the same time the optionee or grantee is required to recognize ordinary income, ePHONE generally will be allowed a deduction in an amount equal to the amount of ordinary income so recognized.

         Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held company to certain executives to the extent it exceeds $1 million for the taxable year. The Plan has been designed to allow the Board to make awards under the plan that qualify under an exception to the deduction limit for "performance-based compensation."

Accounting Treatment

         Under current accounting principles, neither the grant nor the exercise of an incentive stock option or a nonqualified stock option under the Plan with an exercise price not less than the fair market value of Common Stock at the date of grant requires any charge against earnings. ePHONE is required to disclose in a footnote to its financial statements the pro forma effects of stock-based compensation arrangements on net income and earnings per share, based on the estimated grant date fair value of stock options that are expected to vest.

         Stock appreciation rights require a charge against the earnings of ePHONE each accounting period to reflect appreciation in the value of such rights. The charge related to stock appreciation rights will vary depending upon, among other factors, the amount of stock appreciation rights granted, stock price changes above the grant price, and the length of time that stock appreciation rights have been outstanding. Such charge is based, generally speaking, on the difference between the exercise price specified in the related right, or the market value of Common Stock on the date of grant, and the current market price of Common Stock. In the event of a decline in the market price of Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made (but not to exceed aggregate prior charges).

         Restricted stock and incentive shares will require a charge to earnings representing the value of the benefit conferred, which, in the case of restricted stock, may be spread over the restrictive period. Such charge is based on the market value of the shares transferred at the time of issuance.

Awards Pursuant to the Plan

         The Board of Directors has not granted any options to purchase shares of Common Stock pursuant to the Plan.


Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2001.

---------------------------- -------------------------- -------------------------- --------------------------
                                                                                     Number of securities
                                                                                    remaining available for
                                                                                     future issuance under
                              Number of securities to       Weighted-average          equity compensation
                              be issued upon exercise       exercise price of          plans (excluding
                              of outstanding options,     outstanding options,     securities reflecting in
                                warrants and rights        warrants and rights            column (a))

Plan category                           (a)                        (b)                        (c)
---------------------------- -------------------------- -------------------------- --------------------------
Equity compensation plans
approved by security                         4,947,782                      $0.42                  1,052,218
holders
---------------------------- -------------------------- -------------------------- --------------------------
Equity compensation plans
not approved by security                 (1)19,673,758                       0.41                        N/A
holders                                     ----------                       ----

---------------------------- -------------------------- -------------------------- --------------------------
Total                                       24,621,540                      $0.41                        N/A
                                            ==========                      =====
---------------------------- -------------------------- -------------------------- --------------------------

(1) Below are the individual compensation arrangements not approved by security holders as described in the footnotes to our audited financial statements filed with the Commission on form 10-KSB as of December 31, 2000 and form 10KSB/A as of December 31, 2001.

         o        Options to purchase common stock issued  to consultants in 1999 (expired
                  unexercised June 30, 2002).....................................................     1,250,000
         o        Options to purchase common stock issued to certain directors and officers in
                  1999(expired unexercised June 30, 2002)........................................     2,250,000
         o        Regulation S Warrants sold to investors during 1999 and 2000 (expired
                  unexercised March 30, 2002)....................................................       409,357
         o        Warrants and Options issued to Groome Capital in connection with Special
                  Warrant offering during 2000 (expired unexercised March 30, 2002)..............     1,139,251
         o        Warrants issued to consultants during 2000 (expired unexercised May 24,
                  2002)..........................................................................       738,833
         o        Options issued to consultants during 2001......................................       450,000
         o        Warrants issued in connection with exercise of Special Warrants in 2001
                 (9,115,000 expired unexercised on March 31, 2002)........                           13,436,317
                                                                                                     ----------

               Total............................................................................     19,673,758
                                                                                                     ==========


                   The Board Of Directors recommends a vote in
                              favor of Proposal 3.

     PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Grant Thornton, LLP as ePHONE's independent public accountants for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Grant Thornton has audited ePHONE's financial statements for the fiscal years 1999, 2000 and 2001. Stockholders ratification of the selection of Grant Thornton as ePHONE's independent public accountants is not required by ePHONE's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at their discretion may direct the appointment of a different independent accounting firm at any time during the year.

         A representative of Grant Thornton, LLP will be present at the Annual Meeting.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Grant Thornton.

Audit Fees

         ePHONE incurred fees of $69,693 to Grant Thornton for the 2001 annual audit.

Financial Information Systems Design and Implementation Fees

         ePHONE did not pay any financial information systems design and implementation fees to Grant Thornton during 2001.

All Other Fees

         ePHONE incurred additional fees of $97,017 to Grant Thornton during 2001 for services other than the annual audit. These services were for compliance with Federal and State Income taxes, assistance with filing of registration statements in selected provinces in Canada and SAS 71 quarterly reviews of financial statements. The Board of Directors has considered whether Grant Thornton's provision of other non-audit services to ePHONE is compatible with maintaining Grant Thornton's independence.

        The Board of Directors recommends a vote in favor of Proposal 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of ePHONE's Common Stock as of July 22, 2002 by: (i) each nominee for director; (ii) each director; (iii) each executive officer listed in the table entitled Compensation of Executive Officers (iv) all executive officers and directors of ePHONE as a group; and (v) all those known by ePHONE to be beneficial owners of more than five percent of its Common Stock.

         In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or has the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

         For purposes of calculating these beneficial ownership percentages for each person below, all options held by such person, if applicable, are assumed to have been exercised and the shares of common stock issuable upon such exercise have been issued to such person. All options held by the persons listed below are exercisable within 60 days after July 22, 2002.




------------------------------ ----------------------------------------- ------------------------- ------------------
NAME AND POSITION              ADDRESS                                   NUMBER OF COMMON SHARES   PERCENT OF
                                                                                                   OWNERSHIP
------------------------------ ----------------------------------------- ------------------------- ------------------
Robert G. Clarke, Chairman     1304 Kinwick Centre                       466,668(1)                1.16%
                               32 Hollywood Rd
                               Central, Hong Kong
------------------------------ ----------------------------------------- ------------------------- ------------------
Lawrence M. Codacovi ,         18 Reynolds Lane                          100,000 (2)               0.25%
Director, Vice Chairman        Katonah, NY 10536
------------------------------ ----------------------------------------- ------------------------- ------------------
John Fraser, Director          104 Elm Avenue                            466,668(3)                1.16%
                               Toronto, Ontario M4W 1P2
------------------------------ ----------------------------------------- ------------------------- ------------------
Sheldon B. Kamins, Director    10220 River Road                          100,000(2)                0.25%
                               Potomac, Maryland, 20854
------------------------------ ----------------------------------------- ------------------------- ------------------
Charlie Rodriguez, Director,   1662 W. Petunia Place                     1,228,500(4)              3.05%
Chief Financial Officer        Tucson, Arizona 85737
------------------------------ ----------------------------------------- ------------------------- ------------------
Eugene A. Sekulow, Director    50 Main Street, Suite 1000                100,000 (2)               0.25%
                               White Plains, NY  10606
------------------------------ ----------------------------------------- ------------------------- ------------------
Robert W. Stuart, Director     1237 Balfour Drive                        100,000 (2)               0.25%
                               Arnold, MD  21012
------------------------------ ----------------------------------------- ------------------------- ------------------
Carmine Taglialatela ,Jr.      9565 Briar Lane                           1,600,000 (5)             3.97%
Director, Chief Executive      Delaplane, Virginia, 20144
Officer and President
------------------------------ ----------------------------------------- ------------------------- ------------------
Executive Officers and                                                   4,161,836                10.34%
Directors Combined
------------------------------ ----------------------------------------- ------------------------- ------------------
Credit Lyonis                  Bahnnh of Strasse                         1,329,545                 3.30%
                               CH 8001
                               Zurich, Switzerland
------------------------------ ----------------------------------------- ------------------------- ------------------
Desjardins Securities Inc in   2 Complexe Desjardins, E. Tower           1,529,496                 3.79%
trust for 138613 Canada, Inc.  Montreal, Quebec  H5B 1J2
------------------------------ ----------------------------------------- ------------------------- ------------------

1) Includes 66,668 shares of common stock and options to acquire 400,000 shares of common stock.

2)       Consists of options to acquire shares of common stock

3) Includes 66,668 shares of common stock and options to acquire 400,000 shares of common stock.

4) Consists of 128,500 shares and options to acquire 1,100,000 shares of common stock.

5) Consists of 214,000 shares of common stock and options to acquire 1,386,000 shares of common stock

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires officers and directors of a company with securities registered pursuant to Section 12 of the 1934 Act, and persons who own more than 10% of the registered class of such company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the subject company with copies of all
Section 16(a) forms filed. All reports required to be filed under Section 16 have been filed.

                    INFORMATION ABOUT DIRECTORS AND OFFICERS

The Board of Directors

         The Board of Directors oversees the business and affairs of ePHONE and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations.

         The Board of Directors will consider stockholder nominations for directors submitted to ePHONE. A notice relating to the nomination must be timely and given in writing to the secretary of ePHONE prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described under "Stockholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating stockholder and persons acting in concert with the nominating stockholder.

Executive Officers and Directors of ePHONE
--------------------------------------------------------------------------------------------------
Name                                      Age    Position Held
--------------------------------------------------------------------------------------------------
Robert G. Clarke                          56    Chairman of the Board
--------------------------------------------------------------------------------------------------
Larry M. Codacovi                         68    Director, Vice Chairman
--------------------------------------------------------------------------------------------------
Carmine Taglialatela, Jr.                 55    Director, Chief Executive Officer and President
--------------------------------------------------------------------------------------------------
Charlie Rodriguez                         56    Director, Chief Financial Officer
--------------------------------------------------------------------------------------------------
Sheldon B. Kamins                         54    Director
--------------------------------------------------------------------------------------------------
Eugene A. Sekulow                         71    Director
--------------------------------------------------------------------------------------------------
Robert W. Stuart                          55    Director
--------------------------------------------------------------------------------------------------


Biographical information and information regarding the qualifications and experience of Messrs. Clarke, Codacovi, Taglialatela, Rodriguez, Kamins, Sekulow and Stuart are included above under the heading "Proposal I: Election of Directors" on page 3.



Board Committees

         On July 26, 2002, the Board of Directors established two standing committees consisting of independent members only: an Audit Committee and a Compensation Committee. The following are descriptions of the functions intended to be performed by the committees of the Board of Directors.

         The Audit Committee has not yet proposed a written charter to be considered by the ePHONE Board of Directors. The Audit Committee's primary purpose is to provide assistance to the Board in fulfilling the Board's oversight responsibilities relating to: overseeing management's conduct of ePHONE's financial reporting process, management's maintenance of internal control, and management's maintenance of processes regarding compliance with applicable laws and regulations; and overseeing the audit function, including private discussion, as appropriate, with the independent and the internal auditors.

         The  Audit  Committee   consisting  of  independent  members  only,  is
presently composed of Messrs. Stuart (Chairman), Sekulow and Kamins.

         The Compensation Committee is responsible for recommending to the Board of Directors the persons to be elected as Chairman, Chief Executive Officer and President of ePHONE and providing oversight for ePHONE's executive compensation program. The Compensation Committee will make recommendations to the Board of Directors or otherwise take action regarding the adoption or amendment of employee benefit, bonus, incentive compensation or similar plans. The Compensation Committee also administers certain executive compensation plans maintained by ePHONE. The Compensation Committee is presently composed of independent board members Messrs. Codacovi (Chairman), Clarke and Kamins.

         The Board of Directors met nine (9) times during 2001. There were no Board Committees in existence in 2001. In 2001, each director then serving attended at least 75% of the total meetings of the Board of Directors.

Compensation Of Executive Officers

         Summary Compensation Table. The following sets forth certain summary information concerning compensation paid for the years ended December 31, 2001 and 2000 to (i) Robert Clarke, Chairman of the Board of Directors; (ii) Carmine Taglialatela, Jr. President, Chief Executive Officer and Director; (iii) Charlie Rodriguez, Chief Financial Officer and Director; and (iv) Roy Olmstead, former General Manager.

                           Summary Compensation Table

------------------------- ------- ------------------------------------------------ -----------------------------------
                                                Annual Compensation                      Long Term Compensation
------------------------- ------- ------------------------------------------------ -----------------------------------
   Name and Principal                                              Other Annual     Awards Options      All Other
Position at Fiscal Year                                          Compensation ($)      (Shares)      Compensation ($)
          End              Year     Salary ($)      Bonus ($)
------------------------- ------- ---------------- ------------- ----------------- ----------------- -----------------
Robert Clarke              2001        (1)--            --              --          (1) 1,350,000           --
   Chairman of the         2000        (1)--            --              --              1,000,000           --
   Board of Directors      1999        (1)--            --              --                --                --
   and former Chief
   Executive Officer
------------------------- ------- ---------------- ------------- ----------------- ----------------- -----------------
Carmine Taglialatela,      2001     (2)185,000        50,000            --           (2)1,600,000           --
Jr.
   President and Chief
   Executive Officer
------------------------- ------- ---------------- ------------- ----------------- ----------------- -----------------
Charlie Rodriguez          2001     (3)137,000          --              --           (3)1,350,000           --
   Chief Financial         2000      (3)19,000          --              --                --                --
   Officer                 1999         --              --              --                250,000           --
------------------------- ------- ---------------- ------------- ----------------- ----------------- -----------------
Roy Olmsted                2001       141,000           --              --             (4)333,333           --
   Former Executive
   Officer and General
   Manager
------------------------- ------- ---------------- ------------- ----------------- ----------------- -----------------

(1) Mr. Clarke served as Chief Executive Officer and President at various times during 2001, 2000 and 1999. While serving as an executive officer, Mr. Clarke received no cash compensation. However, a company in which he has a controlling interest, received consulting payments totaling $25,000, $68,000 and $48,000 in 2001, 2000 and 1999,
         respectively. Included in the total options awarded to Mr. Clarke during 2001 are 1,000,000 stock options that were originally granted to Mr. Clarke in 2000 and subsequently expired on June 30, 2002. The exercise price of these stock options was reduced from $0.50 to $0.35 in September 2001. Due to the repricing, the options are being characterized as an additional 2001 grant for purposes of this presentation.

(2) Mr. Carmine Taglialatela, Jr. was appointed President and Chief Operating Officer and began employment with ePHONE on April 1, 2001. Mr. Taglialatela was appointed Chief Executive Officer on July 1, 2001. The amounts paid to Mr. Taglialatela from April through December are based on an annual salary of $200,000. Of the total stock options issued to Mr. Taglialatela, 600,000 were issued in April 2001 with an exercise price of $0.50 and were subsequently repriced to $0.35.

(3) Mr. Charlie Rodriguez began as ePHONE's Chief Financial Officer in December 2000. The amounts paid to Mr. Rodriguez are based on an annual salary of $145,000. In 2000, ePHONE paid $36,000 in consulting payments to a Company controlled by Mr. Rodriguez prior to his employment with ePHONE. Included in the total options awarded to Mr. Rodriguez during 2001 are 250,000 stock options that were originally granted in 1999 in consideration for consulting services rendered to the Company and subsequently expired on June 30, 2002. The exercise price of these options was reduced in the current year from $0.50 to $0.35.

(4) Mr. Olmsted ceased employment with the Company effective December 31, 2001. During December 2001, ePHONE extended the expiration date of Mr. Olmsted's stock options, which have an exercise price of $0.50, from March 31, 2002 to October 1, 2002.

         Option Grants Table. The following table sets forth information on grants of stock options during fiscal 2000 to an officer of ePHONE.




                                   Number of          % of Total Options/
                             Securities Underlying      SARs Granted to       Exercise or
                             Options/ SARs Granted    Employees in Fiscal      Base Price      Expiration Date
            Name                      (#)                    Year                ($/Sh)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Robert Clarke                          (1)1,000,000               (1)10.40%       0.35                   6/30/02
Robert Clarke                               350,000                   3.64%       0.35                   2/14/11
Carmine Taglialatela Jr.                  1,600,000                  16.64%       0.35         4/1/11 - 12/17/11
Charlie Rodriguez                        (1)250,000                (1)2.60%       0.35                   6/30/02
Charlie Rodriguez                         1,100,000                  11.44%       0.35        2/14/11 - 12/17/11
Roy Olmsted                                 333,333                   3.47%       0.50                   10/1/02
Sonny Souvannavong                          275,000                   2.86%       0.50                   5/16/11

         (1) These options were repriced as previously described. For purposes of this presentation, the percentage of total options issued to each executive officer is based on the proportion that the number of options granted to each executive bears to the total number of options granted to all employees during the fiscal year plus the sum of all repriced options or 9,613,333 (5,713,333 options granted to all employees plus 3,900,000 repriced options).

Option Exercises and Values for Fiscal 2001

The following table sets forth as to each of the named Executive Officers information with respect to option exercises during Fiscal 2001 and the status of their options on December 31, 2001.


                              Number of Securities Underlying       Value of Unexercised In-The-Money Options
          Name             Unexercised Options at Fiscal Year End             at Fiscal Year End ($)
----------------------------------------------------------------------------------------------------------------
                              Exercisable        Unexercisable         Exercisable          Unexercisable
Robert Clarke                  1,350,000               --                  --                     --
Carmine Taglialatela, Jr.      1,240,000            360,000                --                     --
Charlie Rodriguez              1,350,000               --                  --                     --
Roy Olmsted                     333,333                --                  --                     --
Sonny Sovannavong               75,000              200,000                --                     --


Compensation of Directors

Non-employee directors received no cash compensation during 2001 and were paid $8,000 in 2000. With the exception of Mr. Fraser who received 350,000 stock options with an exercise price of $0.35, directors received 50,000 stock options with an exercise price of $0.35 during 2001. Directors are reimbursed for expenses they incur in attending meetings at the board or any board committee.

In addition to making the consulting payments to a companies controlled by Mr. Clarke and Mr. Rodriquez as mentioned above, ePHONE made consulting payments of $43,000 and $36,000 to a company controlled by Mr. John Fraser during 2001 and 2000, respectively.

Employment Agreements

         At December 31, 2001, ePHONE is a party to an employment agreement with its President and Chief Executive Officer, Carmine Taglialatela, Jr.

Long-Term Incentive Plan Awards

         Of the 5,713,333 options to purchase shares of Common Stock granted by the Board of Directors during 2001, pursuant to ePHONE's 2000 Long-Term Incentive Plan, 3,658,333 were granted to directors and executive officers of ePHONE and the remaining 2,055,000 were granted to other employees of ePHONE.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For the years ended 2001, 2000 and 1999, ePHONE paid $25,000, $68,000 and $48,000, respectively, for management services provided by a company in which Chairman of the Board of Directors Robert Clarke has a controlling interest. During 2000, $56,000 of sales was made to a company in which Mr. Clarke has an interest.

         As described under Executive Compensation, ePHONE made consulting payments to companies controlled by Mr. Fraser and Mr. Rodriguez. The payments to Mr. Rodriguez were made in 2000 before his employment with the Company as Chief Financial Officer.

         During 2001, ePHONE paid $100,000 as provided for in a Service and Development Agreement with 7bridge Systems, LTD. Mr. Clarke, John Fraser and Charlie Rodriguez have an interest in 7Bridge Capital Limited which owns 7Bridge Systems, LTD.

OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors



                                         -----------------------------
                                         Charlie Rodriguez
                                         Secretary

August XX, 2002

A COPY OF EACH OF EPHONE'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, IS BEING PROVIDED TO YOU WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, ePHONE TELECOM, INC. 1145 HERNDON PARKWAY, SUITE 100, HERNDON, VIRGINIA 20170. OUR SEC FILINGS ARE ALSO AVAILABLE AT THE SEC'S WEBSITE AT "HTTP://WWW.SEC.GOV".




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